UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2019

KLA-TENCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Drive, Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 875-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition

On February 20, 2019, KLA-Tencor Corporation, a Delaware corporation (“KLA”), filed a Current Report on Form 8-K (the “Report”) to report the completion of its acquisition of Orbotech Ltd., a company organized under the laws of the State of Israel (“Orbotech”), pursuant to the Agreement and Plan of Merger, dated March 18, 2018 (as amended on May 11, 2018, the “Merger Agreement”), among KLA, Orbotech and Tiburon Merger Sub Technologies Ltd., a company organized under the laws of the State of Israel and an indirect wholly owned subsidiary of KLA (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Orbotech (the “Merger”), with Orbotech continuing as the surviving company in the Merger and an indirect wholly owned subsidiary of KLA. This Form 8-K/A is filed to amend the Report to include the historical financial statements of Orbotech and certain pro forma financial information required by Item 9.01(a) and (b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)    Financial statements of business acquired.

The audited consolidated statements of operations, comprehensive income, changes in equity and cash flows of Orbotech for the years ended December 31, 2018, 2017 and 2016, and the audited consolidated balance sheets of Orbotech as of December 31, 2018 and 2017, and the notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference. The consent of Orbotech’s independent accountant is filed as Exhibit 23.1 to this Form 8-K/A and is incorporated herein by reference.

(b)    Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2018, the unaudited pro forma condensed combined statement of operations for the year ended June 30, 2018, the unaudited pro forma condensed combined statement of operations for the six months ended December 31, 2018 and notes related thereto with respect to the acquisition of Orbotech are filed as Exhibit 99.2 and are incorporated herein by reference.

(d)    Exhibits.

The following exhibits are filed herewith:

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Kesselman & Kesselman Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, independent accountants.

99.1	Audited consolidated financial statements of Orbotech as of December 31, 2018 and 2017, for the years ended December 31, 2018, 2017 and 2016 and notes related thereto.

99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2018, the unaudited pro forma condensed combined statement of operations for the year ended June 30, 2018, the unaudited pro forma condensed combined statement of operations for the six months ended December 31, 2018 and notes related thereto with respect to the acquisition of Orbotech.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: March 11, 2019	By:	/s/ Bren D. Higgins
	Name:	Bren D. Higgins
	Title:	Executive Vice President and Chief Financial Officer